T. Rowe Price Equity Income ETF

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

The fund currently has the following investment policy:

The fund normally invests at least 80% of its assets in common stocks listed in the United States, with an emphasis on large-cap stocks that have a strong track record of paying dividends or that are believed to be undervalued (or futures that have similar economic characteristics).

Effective March 1, 2025, this investment policy will be replaced with the following:

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities with a track record of paying dividends.

The date of this supplement is December 27, 2024.

ETF787-041 12/27/24